SCHEDULE 14A
                        (Rule 14a-101)

            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION


   Proxy Statement Pursuant to Section 14(a) of the Securities
             Act of 1934 (Amendment No.              )

Filed by the registrant x
                       ---
Filed by a party other than the registrant___

Check the appropriate box:

x  Preliminary proxy statement
- --
__ Definitive proxy statement
__ Definitive additional materials
__ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       Sloan Electronics, Inc.
         ------------------------------------------------
         (Name of Registrant as Specified in its Charter)

                      Sloan Electronics, Inc.
         -------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

x   No fee required
- --
__  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
    and O-11

    1) Title of each class of securities to which transaction applies:__________________________________________________________

    2) Aggregate number of securities to which transaction applies:__________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):______________________________________________________

    4) Proposed maximum aggregate value of transaction:___________
__________________________________________________________________

    5) Total fee paid:____________________________________________

___ Fee paid previously with preliminary materials.

___ Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a) (2) and identify the filing for which the offseting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


    (1) Amount previously paid:
        _____________________________________________

    (2) Form, Schedule or Registration Statement No.:
        _____________________________________________

    (3) Filing Party:
        _____________________________________________

    (4) Date Filed:
        _____________________________________________

                       Sloan Electronics, Inc.
                 2527 Monterey St., Sarasota FL 34231

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                TO BE HELD ON  SATURDAY MAY 16, 1998



NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Sloan Electronics, Inc., a Delaware corporation (the "Company"), will be held at the Company's offices 2527 Monterey St., Sarasota FL 34231, on May 16, 1998 at 2 pm, for the purpose of considering and acting upon the following matters:

        1. The election of five directors to serve until the 1999
Annual Meeting of Stockholders and until their respective successors are elected and qualified.
        2. The ratification of the appointment of Bobbitt Pittenger and Company PA, to audit the company's financial statements.
        3. The ratification of the 1998 Stock Option Plan.
        4. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 16, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the meeting. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting. In addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting at the office of the Company, located at 2527 Monterey St., Sarasota FL 34231.

The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the attached proxy statement for further information with respect to the business to be transacted at the meeting. The Board of Directors urges you to sign, date and return the enclosed proxy promptly. You are cordially invited to attend the meeting in person. The return of the enclosed proxy will not affect your right to vote in person if you do attend the meeting.

Larry Provost
Secretary

DATE

                         Sloan Electronics, Inc.
                 2527 Monterey St., Sarasota FL 34231


                           PROXY STATEMENT


GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sloan Electronics, Inc. (the "Company") for use at the Company's 1998 Annual Meeting of Stockholders (the "Meeting"), which will be held on the date, at the time and place and for the purposes set forth in the foregoing notice, and at any adjournment or postponement thereof. This proxy statement, the foregoing notice and the enclosed proxy are first being sent to stockholders of the Company (the "Stockholders") on or about April 20, 1998.

The Board of Directors does not intend to bring any matter before the Meeting except as specifically indicated in the notice and does not know of anyone else who intends to do so. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. If the enclosed proxy is properly executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, the shares will be voted "FOR" the election of the five nominees for director named herein, "FOR" the ratification of the appointment of Bobbitt Pittenger and Company PA, to audit the companys financial statements, and "FOR" the ratification of the 1998 Stock Option Plan.

Any proxy may be revoked at any time prior to its exercise by notifying the Secretary in writing, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

VOTING SECURITIES AND SECURITY OWNERSHIP
Voting Securities

At the close of business on April 16, 1998, the record date
fixed for the determination of Stockholders entitled to notice of
and to vote at the Meeting, there were [         ] outstanding
shares of the Company's Common Stock, its only class of voting securities. Each share of Common Stock entitles the record holder thereof to one vote. The presence at the Meeting, in person or by proxy, of a majority of such outstanding shares of Common Stock will constitute a quorum.

The affirmative vote of a majority of votes cast at the Meeting is required to elect directors. The affirmative vote of a majority of shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting will be required to approve the ratification of the appointment of Bobbitt Pittenger and Company PA, to audit the companys financial statements. The affirmative vote of a majority of shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting will be required to approve the 1998 Stock Option Plan.

Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum. Shares of Common Stock that are voted to abstain with respect to any matter are considered shares entitled to vote, and cast, with respect to that matter. Shares of Common Stock subject to broker non-votes with respect to any matter will not be considered as shares entitled to vote with respect to that matter.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


  The following table sets forth certain information as of April 16, 1998 regarding the beneficial ownership of the Company's Common Stock by (i)each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock,
(ii) by each Director and executive officer of the Company and
(iii) by all executive officer and Directors of the Company as a group. Each of the persons named in the table has sole voting and investment power with respect to Common Stock beneficially owned.

Name and Address              Number of Shares       Percent of
of Beneficial Owner          Beneficially Owned       Class
-------------------          ------------------      --------------
Larry Provost                1,293,492               13.74%
Chairman, Secretary
and Chief Financial Officer
116 Teatown Road
Croton, NY 10520

Paul Sloan                   3,112,535               33.06%
President, Director
2527 Monterey St.
Sarasota, FL 34231

Lester Cohen (1)               588,763                6.25%
Director,
Vice President - Marketing
22317 Collington Dr.
Boca Raton, FL 33428

Margery Cohen Trust            588,763                6.25%
22317 Collington Dr.
Boca Raton, FL 33428

Michael Solomon                288,626                3.06%
Director,
Senior Vice President
3 Chippewa Ct.
Suffern, NY 10901

James Vondra                   414,758                4.40%
Director
216 Overcrest Dr.
Benbrook, TX 76126

Aaron Tsai (2)                 819,917                8.71%
c/o MAS Financial Corp.
1710 E. Division St.
Evansville, IN 47711

MAS Financial Corp.            819,917                8.71%
1710 E. Division St.
Evansville, IN 47711

Gregory Tuai                   693,234                7.36%
4809 52nd Ave. S.
Seattle, WA 98118

John Rothrock                  693,234                7.36%
125 Dogwood Road
Peekskill, NY 10566

Walter Eckman                  496,783                5.27%
412 West Cowan Dr.
Houston, TX 77007

All Directors & Officers     5,698,174               60.51%
as a group (5 persons)

(1) Mr. Lester Cohen is the husband of Mrs. Margery Cohen.

(2) Aaron Tsai is the sole shareholder, President and a Director of MAS Financial Corp.



The following table sets forth information at April 16, 1998 with respect to the beneficial ownership of the Company's Common Stock by (a) each director and each nominee for election as a director of the Company, (b) each current executive officer named in the Summary Compensation Table under the caption "EXECUTIVE COMPENSATION" and (c) all directors and executive officers of the Company as a group (5 persons). Unless otherwise indicated, each person named below and each person in the group named below has sole voting and dispositive power with respect to the shares of Common Stock indicated as beneficially owned by such person or group.

Name and Address              Number of Shares       Percent of
of Beneficial Owner          Beneficially Owned       Class
-------------------          ------------------      -----------
Larry Provost                1,293,492               13.74%
Chairman, Secretary
and Chief Financial Officer
116 Teatown Road
Croton, NY 10520

Paul Sloan                   3,112,535               33.06%
President, Director
2527 Monterey St.
Sarasota, FL 34231

Lester Cohen (1)               588,763                6.25%
Director,
Vice President - Marketing
22317 Collington Dr.
Boca Raton, FL 33428

Margery Cohen Trust            588,763                6.25%
22317 Collington Dr.
Boca Raton, FL 33428

Michael Solomon                288,626                3.06%
Director,
Senior Vice President
3 Chippewa Ct.
Suffern, NY 10901

James Vondra                   414,758                4.40%
Director
216 Overcrest Dr.
Benbrook, TX 76126

All Directors & Officers     5,698,174               60.51%
as a group (5 persons)

(1) Mr. Lester Cohen is the husband of Mrs. Margery Cohen.

ELECTION OF DIRECTORS

The Company's By-Laws fix the number of directors of the Company at five. At the Meeting, Stockholders will elect five directors to serve for a term of one year, until the 1999 Annual Meeting of Stockholders and the election and qualification of their respective successors. Unless otherwise directed, proxies will be voted for the election of Larry Provost, Paul Sloan, Lester Cohen, Michael Solomon, and James Vondra as directors.

Each of the nominees has indicated a willingness to serve as a director of the Company. In the event that any of the nominees should become unavailable or unable to serve for any reason, the persons named in the enclosed proxy will vote for one or more alternate nominees as the Board of Directors may recommend.

The following table sets forth certain information about each nominee.

Name              Age       Position
----              ---       --------
Larry Provost     49        Chairman of the Board of Directors,
                                    Secretary and Chief Financial Officer.

Paul A. Sloan     39        President, Chief Executive Officer and
                                    Director.

Michael Solomon   53        Senior Vice President and Director.

Lester H. Cohen   52        Vice President - Marketing and
                                    Director.

James Vondra      57        Director.

  Mr. Larry Provost became Chairman, Secretary and Chief Financial Officer of the Company since the merger on December 5, 1997. Mr. Provost is presently President of Production Talent, Inc., a film and video production company. Mr. Provost graduated with a B.A. degree in Psychology from New York University in 1970. Mr. Provost has 25 years of experience in equipment leasing.

  Mr. Paul A. Sloan became President, Chief Executive Officer and a Director of the Company since the merger on December 5, 1997. Mr. Sloan co-founded Vorec Corporation in 1986 and served as design team leader for Vorec's Voicenet and VISA RF products.

  Mr. Michael Solomon became Senior Vice President and a Director of the Company since the merger on December 5, 1997. Mr. Solomon has worked at the New York City Police Department for 15 years. Mr. Solomon founded Pro-Tech Security Systems, a company which installs and services residential and commercial security systems, after retirement from the New York City Police Department. Mr. Solomon holds a Master's Degree in Criminal Justice Administration from New York Institute of Technology.

  Mr. Lester H. Cohen became Vice President - Marketing and a Director of the Company since the merger on December 5, 1997. Mr. Cohen served as New York State Division of Probation Training Administrator, Chief of Planning Policy and Program Development for the same department and as a Line Probation Officer in the Steuben County Probation Department. Mr. Cohen received a Master's Degree in Social Work from Adelphi University, School of Social Work.

  Mr. Vondra became a Director of the Company since the merger on December 5, 1997. Mr. Vondra is a computer scientist with 29 years experience on mainframe computers, and is an independent investor.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors met one time in 1997, all of the directors attended the meeting except for Mr. Cohen and Mr. Solomon. In addition, the Directors held several informal telephone discussions and voted on issues by special ballot. The entire Board of Directors considers issues before it and does not form committees, but may in the future decide to do so.

COMPENSATION OF DIRECTORS

The Directors received no compensation in 1997.

EXECUTIVE COMPENSATION.

The primary objectives of the Company's executive compensation structure are to maintain executive compensation at competitive levels to retain qualified personnel and to reward individuals for their respective contributions to the Company's success. Bonuses may be granted in order to reward and acknowledge employees for, among other things, individual initiative and achievement. A number of factors are considered in determining compensation of executives, such as historical financial results, anticipated revenues and earnings for the next fiscal year, individual contributions to, and length of service with, the Company, compensation levels at other companies (both within and outside the Company's industry), and equity and fairness within the top levels of management. Decisions on executive officer compensation are, however, primarily subjective. No predetermined weight is generally assigned to any of the factors mentioned above. A guideline in determining bonus compensation for division presidents and other designated executive officers has historically been the achievement of budgeted sales and earnings levels, but no other specific corporate performance related targets are otherwise used and the achievement of such goals is not, in all cases, determinative of whether an executive officer will receive bonus compensation or the amount of such compensation.

Summary Compensation Table

Name and Principle                                 All Other
Position                 Year        Salary      Compensation
------------------       ----        ------      ------------
Larry Provost            1997        $18,000       196,350 (1)
Chairman, Secretary      1996         12,000
and Chief Financial
Officer

Paul Sloan               1997        $60,000 (2)
President, Chief         1996         53,500
Executive Officer
and Director

(1) Mr. Provost received an aggregate of 196,350 shares as part of total compensation during fiscal year 1997.

(2) Mr. Sloan has received $40,000 as of December 31, 1997. The balance of $20,000 is accrued and payable by the Company.

    In addition, the Company may award stock options to key employees, member of management, directors and consultants under stock option programs not yet adopted as bonuses based on service and performance.


RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors of the Company has selected Bobbitt, Pittenger and Company PA as the Company's principal certified public accountants for the fiscal year ending December 31, 1998.
A representative of Bobbitt, Pittenger and Company is not expected to be present at the Meeting, but will respond to appropriate questions of stockholders.

                        PROPOSAL NO. 2

            RATIFICATION OF SELECTION OF AUDITORS


The firm of S. M. Ward and Company ("Ward") audited the financial statements of the Company for the fiscal years ended Dec. 31, 1995 through Dec. 31, 1997. On April 6, 1998 the Board of Directors of the Company determined not to appoint Ward to audit the financial statements of the Company for the fiscal year ended Dec. 31, 1998. On April 6, 1998, pursuant to a vote of the Board of Directors, the firm of Bobbitt, Pittenger and Company PA was selected to audit the financial statements of the Company for the year ended Dec. 31, 1998.

The report of Ward on the Companys financial statements for the previous years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the entire period of the engagement of Ward, through Dec. 31, 1997, there had been no disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Wards satisfaction, would have caused Ward to make reference in connection with its reports to the subject matter of the disagreement.

Accordingly, the Board of Directors will offer the following resolution at the Annual Meeting:

RESOLVED, that the appointment by the Board of Directors of Bobbitt, Pittenger and Company PA, independent public accountants, to audit the financial statements of the Company for the year ended Dec. 31, 1998 be, and hereby is, ratified and approved.

The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal No. 2. Under Delaware law, there are no rights of appraisal or dissenters rights which arise as a result of a vote to ratify the selection of auditors.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST
INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A
VOTE "FOR" APPROVAL THEREOF.

PROPOSAL NO. 3

ADOPTION OF 1998 STOCK OPTION PLAN

The purpose of the 1998 Stock Option Plan is to attract and retain and provide additional incentive to selected employees, officers, directors, agents, consultants and independent contractors of the Company, or of any parent or subsidiary of the Company. Each option granted pursuant to the 1998 Stock Option Plan is required to be designated at the time of grant as either an "incentive stock option" or as a "non-qualified stock option." The following description of the 1998 Stock Option Plan is qualified in its entirety by reference to the 1998 Stock Option Plan itself

Administration of the Plan

The 1998 Stock Option Plan is administered by the Board of
Directors of the Company or by any committee duly appointed by the Board, which determines who among those eligible will be granted options, the time or times at which options will be granted, the number of shares to be subject to options, the durations of options, any conditions to the exercise of options and the manner in and price at which options may be exercised. The Board is authorized to amend, suspend or terminate the 1998 Stock Option Plan, except that it is not authorized without stockholder approval (except with regard to adjustments resulting from changes in capitalization) to (i) increase the maximum number of shares that may be issued pursuant to the exercise of options granted under the 1998 Stock Option Plan; (ii) permit the grant of a stock option under the 1998 Stock Option Plan with an option price less than 85% of the fair market value of the shares at the time such option is granted (or 11O% for greater than 1O% stockholders);
(iii) change the eligibility requirements for participation in the 1998 Stock Option Plan; (iv) extend the term of any option or the period during which any option may be granted under the 1998 Stock Option Plan; or (v) decrease an option exercise price (although an option may be canceled and a new option granted at a lower exercise price).

Shares Subject to the Plan

The 1998 Stock Option Plan provides that options may be granted with respect to a total of 500,000 shares of Common Stock, subject to adjustment upon certain changes in capitalization without receipt of consideration by the Company. In addition, if the Company is involved in a merger, consolidation, dissolution or liquidation, the options granted under the 1998 Stock Option Plan will be adjusted or, under certain conditions, will terminate, subject to the right of the option holder to exercise his option or a comparable option substituted at the discretion of the Company prior to such event. If any option expires or terminates for any reason, without having been exercised in full, the unpurchased shares subject to such option will be available again for the purposes of the 1998 Stock Option plan.

Participation

Any employee, officer, director, agent, consultant or independent contractor of the Company is eligible to receive incentive stock options or non-qualified stock options granted under the 1998 Stock Option Plan.

Option Price

The exercise price of each option will be determined by the Board
(or any committee appointed by the Board), but incentive stock options may not be priced less than 85% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of the Company's stock, then the exercise price may not be less than 110% of the fair market value of the Common Stock covered by the option on the date the option is granted.

Terms of Options

The Board (or any committee appointed by the Board), in its discretion, establishes the term of each option, provided that the maximum term of each option is 1O years. Options granted to an employee who owns over 1O% of the total combined voting power of all classes of stock of the Company expires not more than five years after the date of grant. The 1998 Stock Option Plan provides for the earlier expiration of options of a participant in the event of certain terminations of employment.

Options Grants

As of the date hereof, no options have been granted pursuant to the 1998 Stock Option Plan; however, the Company currently intends to grant options to purchase approximately 10,000 shares of Common Stock to each of the five board members elected at the 1998 Stockholders Meeting.

Approval and Termination

The 1998 Stock Option Plan was approved by the Board of Directors of the Company on April 10, 1998 and, unless sooner terminated by the Board of Directors (or any committee appointed by the Board), will terminate on April 10, 2008.

The Board of Directors will offer the following resolution at the Annual
Meeting:
RESOLVED, that the 1998 Stock Option Plan is approved and adopted.

The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal No. 3.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN THE BEST
INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.


STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company by December 31, 1998 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

SOLICITATION OF PROXIES

The Company will bear the cost of the solicitation of proxies for the Meeting, including the cost of preparing, assembling and mailing proxy materials, the handling and tabulation of proxies received and charges of brokerage and other institutions, nominees and fiduciaries in forwarding such materials to beneficial owners. The solicitation may be made in person or by telephone or telegraph by directors, officers and regular employees of the Company, or by a professional proxy solicitation organization engaged by the Company.

ANNUAL REPORT ON FORM 10-KSB

The Company's audited financial statements for the year ending
December 31, 1997 and related disclosures are incorporated by reference herein from the Companies 1997 Annual Report 10-KSB which accompanies this proxy statement.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY NO MATTER
HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.


By order of the Board of Directors,


Larry Provost
Secretary
DATE:

                       Sloan Electronics, Inc.
              2527 Monterey St., Sarasota FL 34231

                 ANNUAL MEETING OF STOCKHOLDERS
              TO BE HELD ON  SATURDAY MAY 16, 1998 2PM
                 FOR HOLDERS AS OF April 16, 1998

             PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of SLOAN ELECTRONICS, INC. (the "Company"), revoking all previous proxies, hereby appoints PAUL SLOAN as the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company, to be held at 2 PM. at the offices of Sloan Electronics, Inc., 2527 Monterey St., Sarasota FL 34231 on May 16, 1998, and at any adjournment or postponement thereof, provided that said proxies are authorized and directed to vote as indicated with respect to the following matters:

Indicate your vote by marking an "X"

DIRECTORS:
Directors recommend a vote for election of the following directors:

1-Larry Provost
2-Paul Sloan
3-Lester Cohen
4-Mike Solomon
5-James Vondra

____ FOR all nominees           _____ WITHHOLD all nominees

____ WITHHOLD vote for any individual nominee. Write in numbers below:

______________________________

PROPOSALS:

PROPOSAL 2- Ratification of appointment of Bobbitt, Pittenger and
Company PA as auditors for the year ending December 31, 1998.
Directors recommend a vote "FOR" Proposal 2.

____ FOR               ____ AGAINST         _____ ABSTAIN

PROPOSAL 3- Ratification of  1998 Stock Option Plan.
Directors recommend a vote "FOR" Proposal 3

____ FOR               ____ AGAINST          _____ ABSTAIN

Note: Such other business as may properly come before the meeting or any adjournment thereof.
The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report of Sloan
Electronics, Inc.


Signature______________________________   Date_____________________

Print Name_____________________________

ATTATCHMENT
                         SLOAN ELECTRONICS, INC.
                         1998 STOCK OPTION PLAN

      SECTION 1. Purpose. The purpose of the Sloan Electronics, Inc., 1998 Stock Option Plan (this "Plan") is to provide a means whereby selected employees, officers, directors, agents, consultants and independent contractors of Sloan Electronics, Inc., (the "Company") or of any parent or subsidiary (as defined in subsection 5.7 and referred to hereinafter as "related corporations") thereof, may be granted incentive stock options and/or non-qualified stock options to purchase the Common Stock (as defined in Section 3) of the Company, in order to attract and retain the services or advice of such employees, officers, directors, agents, consultants and independent contractors and to provide added incentive to them by encouraging stock ownership in the Company.

      SECTION 2. Administration.

      (a) This Plan shall be administered by the Board of Directors of the Company (the "Board"), except to the extent the Board delegates its authority to a committee of the Board to administer this Plan. The administrator of this Plan shall hereinafter be referred to as the "Plan Administrator."

      (b) No Option shall be granted to a director or officer (subject to Section 16 of the Exchange Act) of the Company by the Board unless
(i) approved in advance by the Board or the Plan Administrator in accordance with the provisions of Rule 16b-3(d)(1) under the Exchange Act (where the Plan Administrator, if not the entire Board, is a committee of the Board composed solely of two or more non-employee directors who satisfy the requirements of Rule 16b-3(b)(3) under the Exchange Act), or (ii) approved in advance, or subsequently ratified by, the stockholders in accordance with the provisions of Rule 16b-3(d)(2) under the Exchange Act, except that an option may be granted absent such approval if the option provides that no officer or director of the Company may sell shares received upon the exercise of such option during the six-month period immediately following the grant of such option.

            2.1 Procedures. The Board shall designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.

            2.2 Responsibilities. Except for the terms and conditions explicitly set forth in this Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price, and all other terms and conditions of the options, including the designation of such options as an incentive stock option or non-qualified stock option. Grants under this Plan need not be identical in any respect, even when made simultaneously. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options corresponds to the requirements of Internal Revenue Code (the "Code") Section 422, the regulations thereunder, and any amendments thereto.

            2.3 Section 16(b) Compliance and Bifurcation of Plan. It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Exchange Act, to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

      SECTION 3. Stock Subject to This Plan. The stock subject to this Plan shall be the Company's Common Stock, par value $0.001 per share (the "Common Stock"), presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed 500,000 shares as such Common Stock was constituted on the effective date of this Plan. If any option granted under this Plan shall expire, be surrendered, exchanged for another option, canceled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for options.

      SECTION 4. Eligibility. An incentive stock option may be granted only to any individual who, at the time the option is granted, is an employee of the Company or any related corporation. A nonqualified stock option may be granted to any director, employee, officer, agent, consultant or independent contractor of the Company or any related corporation, whether an individual or an entity. Any party to whom an option is granted under this Plan shall be referred to hereinafter as an "Optionee".

      SECTION 5. Terms and Conditions of Options. Options granted under this Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with this Plan (the "Option Agreement"). Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions:

            5.1 Number of Shares and Price. The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the "exercise price") shall be as established by the Plan Administrator, provided that the Plan Administrator shall act in good faith to establish the exercise price which shall be not less than the fair market value per share of the Common Stock at the time the option is granted with respect to incentive stock options and not less than 85% of the fair market value per share of the Common Stock at the time the option is granted with respect to nonqualified stock options and also provided that, with respect to incentive stock options granted to greater than 10% stockholders, the exercise price shall be as required by Section 6.

            5.2 Term and Maturity. Subject to the restrictions contained in Section 6 with respect to granting incentive stock options to greater than 10% stockholders, the term of each incentive stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted but in no event shall the term of any incentive stock option exceed 10 years. The term of each nonqualified stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted. To ensure that the Company or related corporation will achieve the purpose and receive the benefits contemplated in this Plan, any option granted to any Optionee hereunder shall, unless the condition of this sentence is waived or modified in the agreement evidencing the option or by resolution adopted by the Plan Administrator, be exercisable in three equal annual installments unless otherwise determined by action of the Company's Stock Option Committee; provided, however, all option shares shall become immediately exercisable in the event that there is a merger, consolidation, acquisition of property or stock, separation, reorganization, liquidation or other Change of Control pursuant to
Section 7.1.1 hereof.

            5.3 Exercise. Subject to any vesting schedule described in subsection 5.2 above, each option may be exercised in whole or in part; provided, however, that no fewer than 100 shares (or the remaining shares then purchasable under the option, if less than 100 shares) may be purchased upon any exercise of an option hereunder and that only whole shares will be issued pursuant to the exercise of any option. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price.

            5.4 Payment of Exercise Price. Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for the Common Stock being purchased.

            The Plan Administrator can determine at the time the option is granted for incentive stock options, or at any time before exercise for nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

            (a) delivery of shares of stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan
Administrator;

            (b) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise; or
            (c) delivery of a properly executed exercise notice together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the option exercise price.

            5.5 Withholding Tax Requirement. The Company or any related corporation shall have the right to retain and withhold from any payment of cash or Common Stock under the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require an Optionee receiving shares of Common Stock to reimburse the Company for any such taxes required to be withheld by the Company and withhold such shares in whole or in part until the Company is so reimbursed. In lieu thereof, the Company, at its option in its sole discretion, shall (a) have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or (b) retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares held by any person who at the time of exercise is subject to Section 16(b) of the Exchange Act, shall be made either six months prior to the date the option exercise becomes taxable or at such other times as the Company may determine as necessary to comply with Section 16(b) of the Exchange Act.

            5.6 Assignability and Transferability of Option. Options granted under this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than (i) by will or by the applicable laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or Title I of the Employee Retirement Income Securities Act of 1974, as amended, or the rules thereunder or
(iii) as otherwise determined by the Plan Administrator and set forth in the Option Agreement. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer under this Section.

            5.7 Termination of Relationship. If the Optionee's relationship with the Company or any related corporation ceases for any reason other than termination for cause, death, retirement, permanent or total disability, and unless by its terms the option sooner terminates or expires or is extended by the Plan Administrator, then the Optionee may exercise, for a three-month period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the three-month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted otherwise by the Plan Administrator within 90 days of such cessation. If, in the case of an incentive stock option, an Optionee's relationship with the Company or related corporation changes (i.e., fromemployee to non-employee, such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or related corporation and the Optionee's incentive stock option shall become a non-qualified stock option.

            If an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for willful misconduct, gross negligence, dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct or disclosure of confidential information; provided, however, in the case of an employee who is a party to an employment agreement with the Company or any related corporation, "cause" shall have the meaning set forth in such employee's employment agreement. If an Optionee's relationship with the Company or any related corporation is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.

            If an Optionee's relationship with the Company or any related corporation ceases because of a retirement, permanent or total disability, the Optionee's option shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12-month period following such cessation (unless by its terms it sooner terminates and expires). As used in this Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Optionee to be unable, in the opinion of the Company and two (if more than one is required by the Company in its sole discretion) independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two (if more than one is required by the Company in its sole discretion) independent physicians have furnished their opinion of total disability to the Plan Administrator.

            For purposes of this subsection 5.7, a transfer of relationship between or among the Company and/or any related corporation shall not be deemed to constitute a cessation of relationship with the Company or any of its related corporations. For purposes of this subsection 5.7, with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

            As used herein, the term "related corporation", when referring to a subsidiary corporation, shall mean any corporation (other than the Company) or other entity in, at the time of the granting of the option, an unbroken chain of corporations ending with the Company, if stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests of each of the corporations or other entities other than the Company is owned by one of the other corporations or other entities in such chain. When referring to a parent corporation or other entity, the term "related corporation" shall mean any corporation or other entity in an unbroken chain of corporations or other entities ending with the Company if, at the time of the granting of the option, each of the corporations or other entities other than the Company owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or other entities in such chain.

            5.8 Death of Optionee. If an Optionee dies while he or she has a relationship with the Company or any related corporation or within the three-month period (or 12-month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

            5.9 Status of Shareholder. Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under this Plan unless and until such option has been exercised.

            5.10 Continuation of Employment. Nothing in this Plan or in any option granted pursuant to this Plan shall confer upon any Optionee any right to continue in the employ of the Company or of a related corporation, or to interfere in any way with the right of the Company or of any such related corporation to terminate his or her employment or other relationship with the Company at any time.

            5.1 Modification and Amendment of Option. Subject to the requirements of Code Section 422 with respect to incentive stock options and to the terms and conditions and within the limitations of this Plan, the Plan Administrator may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under this Plan shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 424(h) and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code
Section 422(b).

            5.12 Limitation on Value for Incentive Stock Options. As to all incentive stock options granted under the terms of this Plan, to the extent that the aggregate fair market value (determined at the time the incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under this Plan and all other incentive stock option plans of the Company, a related corporation or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The previous sentence shall not apply if the Code is amended or if the Internal Revenue Service publicly rules, issues a private ruling to the Company, any Optionee, or any legatee, personal representative or distributee of an Optionee or issues regulations, changing or eliminating such annual limit, in which case the limitation shall be that provided by the Code or the Internal Revenue Service, as the case may be.

            5.13 Valuation of Common Stock Received Upon Exercise

            5.13.1 Exercise of Options Under Sections 5.4(a) and (c). The value of Common Stock received by the Optionee from an exercise under Sections 5.4(a) and 5.4(c) hereof shall be the fair market value, which shall mean the last reported sales price, regular way, of the Common Stock on the date of receipt by the Company of the Optionee's delivery of shares under Section 5.4(a) hereof or delivery of the exercise notice under Section 5.4(c) hereof (or, if no sale takes place on any such day, the closing bid price of the Common Stock on such day), on the principal securities exchange (including the National Association of Securities Dealers, Inc. (the "NASD'S") National Market System) on which the Common Stock is admitted or listed for trading, or, if the Common Stock is not listed on any such exchange on any such day, the highest reported bid price for the Common Stock as furnished by the NASD through NASDAQ, or a similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not listed for trading on an exchange and is not quoted on NASDAQ or any similar organization on any such day, the fair value of a share of Common Stock on such day as determined by the Plan Administrator of the Company in good faith.

            5.13.2 Exercise of Option Under Section 5.4(b). The value of Common Stock received by the Optionee from an exercise under
Section 5.4(b) hereof (a) in the case of the sale of the Common Stock received as a result of the exercise by a broker on the date of receipt by the Company of the Optionee's exercise notice, shall equal the sales price received for such shares; and (b) in all other cases, shall be determined as provided in Section 5.13.1 hereof.

      SECTION 6. Greater Than 10% Stockholders.

            6.1 Exercise Price and Term of Incentive Stock Options. If incentive stock options are granted under this Plan to employees who own more than 10% of the total combined voting power of all classes of stock of the Company or any related corporation, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time the incentive stock option is granted.
This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document. The term and exercise price limitations of this provision shall be amended to conform to any change required (or, in the sole discretion of the Plan Administrator, permitted) by a change in the Code or by a ruling or pronouncement of the Internal Revenue Service.

            6.2 Attribution Rule. For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock owned by him which is actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

            SECTION 7. Adjustments Upon Changes in Capitalization. The aggregate number and class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option, and the exercise price per share thereof (but not the total price), shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.


           7.1. Effect of Liquidation, Reorganization or Change in
Control.

           7.1.1 Cash, Stock or Other Property for Stock. Except as provided in subsection 7.1.2, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company), liquidation of the Company, or other "Change of Control" of the Company as a result of which the stockholders of the Company receive cash or property other than capital stock in exchange for or in connection with their shares of Common Stock, any option granted hereunder shall terminate, but the Optionee shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization,liquidation or Change of Control to exercise such Optionee's option in whole or in part whether or not the vesting requirements set forth in the option agreement have been satisfied. A "Change of Control" of the Company shall be deemed to have occurred in addition to the events set forth in this subsection 7.1.1, if any change occurs which would be required to be reported under item 1 on Form 8-K, promulgated under the Exchange Act.

           7.1.2 Conversion of Options on Stock for Stock Exchange. If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation or reorganization (other than a mere reincorporation or the creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subsection 7.1.1. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. Unless the Board determines otherwise, the converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

            7.2 Fractional Shares. In the event of any adjustment in the number of shares covered by an option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

            7.3 Determination of Board to Be Final. All Section 7 adjustments shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 425(h) and so as not to cause his or her incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

      SECTION 8. Securities Regulation. Shares shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or inter-dealer quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

      As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Company may also require such other action or agreement by the Optionees as it may from time to time deem to be necessary or advisable. The Company shall not be obligated, by reason of this provision or otherwise, to undertake registration of the options or stock thereunder.

      Should any of the Company's capital stock of the same class as the stock subject to options granted hereunder be listed on a national securities exchange or inter-dealer quotation system, all stock issued hereunder if not previously listed on such exchange or inter-dealer quotation system shall be authorized by that exchange or system for listing thereon prior to the issuance thereof.

      SECTION 9. Amendment and Termination.

            9.1 Board Action. The Board may at any time suspend, amend or terminate this Plan, provided that except as set forth in Section 7, the approval of the holders of a majority of the Company's outstanding shares of voting capital stock present and entitled to vote at any meeting is necessary for the adoption by the Board of any amendment which will:

                  (a) increase the number of shares which are to be reserved for the issuance of options under this Plan;
                  (b) permit the granting of stock options to a class of persons other than those presently permitted to receive stock options under this Plan; or
                  (c) require shareholder approval under applicable law, including Section 16(b) of the Exchange Act.

            9.2 Automatic Termination. Unless sooner terminated by the Board, this Plan shall terminate ten years from the earlier of (a) the date on which this Plan is adopted by the Board or (b) the date on which this Plan is approved by the stockholders of the Company. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under this Plan.

      SECTION 10. Effectiveness Of This Plan. This Plan shall become effective upon adoption by the Board so long as it is approved by the holders of a majority of the Company's outstanding shares of voting capital stock present and entitled to vote at any meeting at any time within 12 months before or after the adoption of this Plan.

      Adopted by the Board of Directors on ______________, 1998 and approved by the stockholders on _____________.



                                            Sloan Electronics, Inc.



                  NONQUALIFIED STOCK OPTION LETTER AGREEMENT

Date:__________________
TO: _________________

      We are pleased to inform you that you have been selected by the Plan Administrator of the 1998 Stock Option Plan (the "Plan") of Sloan Electronics, Inc., (the "Company"). The Plan was adopted by the Board of Directors, by the Stockholders at the Company's 1998 Annual Meeting of Stockholders. When you sign and return to the Company the Acceptance and Acknowledgment attached to this Stock Option Agreement you will be entitled to receive a nonqualified option for the purchase of _________ shares of the Company's common stock, par value $0.001 per share ("Common Stock"), at an exercise price of $__ per share (the "exercise price"), and subject to the vesting provisions set forth herein. A copy of the Plan is attached and the provisions thereof, including, without limitation, those relating to withholding taxes, are incorporated into this Agreement by reference. It is understood that this Option is not intended to constitute an incentive stock option as that term is defined in Section 422A of the Internal Revenue Code of 1986, as amended.

The terms of the option are as set forth in the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized as follows:

      Number of Shares: The option granted to you covers an aggregate of __________ shares of Common Stock.

      Exercise Price: The exercise price per share of Common Stock subject to your option is $______ per share (the "Exercise Price").

      Adjustments. The number of shares of Common Stock subject to your option and the Exercise Price may be subject to adjustment under certain circumstances as described in the Plan.

      Date of Grant: The date of grant of the option is _____________.

      Term: The term of the option is ten years from date of grant, unless sooner terminated.

      Vesting: Your option shall vest in three equal annual installments unless otherwise determined by the Plan Administrator.

      Exercise: The vested position of the option may be exercised, in whole or in part, but not as to any fractional shares, during the term of the option. You should use a Notice of Exercise of Nonqualified Stock Option in the form attached to this Agreement when you exercise the option. During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death.

Payment for Shares: The vested portion of this option may be exercised by the delivery of:
      (a) Cash, personal check (unless, at the time of exercise, the Plan Administrator determines otherwise), certified or bank cashier's checks in an amount equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised together with a properly executed Notice of Exercise;

      (b) Unless the Plan Administrator in its sole discretion determines otherwise, shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined by the Plan Administrator in accordance with the Plan, equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised;

      (c) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised; or

      (d) A properly executed Notice of Exercise together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the aggregate Exercise Price for the number of shares as to which the option is being exercised;.

      Upon receipt of written Notice of Exercise and payment and delivery of any other required documentation, the Company shall deliver to the person exercising the option a certificate or certificates for the appropriate number of shares of Common Stock. It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock upon exercise of this option that you pay, or make provision satisfactory to the Company for the payment of, any axes which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon exercise.

      Termination: Your option will terminate immediately upon termination for cause, as defined in the Plan, or three months after cessation of your relationship with the Company or a related corporation, unless cessation is due to death, retirement, permanent or total disability, in which case the portion of this option which is vested at the time of such termination shall terminate one year after cessation of such relationship.

      All unvested options will terminate immediately upon the cessation of your relationship with the Company or a related corporation for any reason,including, without limitation, termination for cause, resignation,death, retirement, permanent or total disability.

      Transfer of Option: The option is not transferable except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

      Notice: All notices sent in connection with this option shall be in writing and, if to the Company, shall be delivered personally to the President of the Company or mailed to its principal office, addressed to the attention of the President, and, if to you, shall be delivered personally or mailed to you at the address noted on the attached Acceptance and Acknowledgment. Such addresses may be changed at any time by notice from one party to the other.

      YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 8 OF THE
PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO
FEDERAL ANDSTATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES
TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES
LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION AND TO RECEIVE SHARES UPON SUCH EXERCISE.
IN ADDITION, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR
CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING
YOUR OPTIONS OR HOLDING OR SELLING THE SHARES UNDERLYING SUCH
OPTIONS.

      It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

      All decisions or interpretations made by the Plan Administrator with regard to any question arising hereunder or under the Plan shall be binding and conclusive on the Company and you.

      This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in the Plan, your executors, administrators, legatees and heirs.

      Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                          Very truly yours,


                                        Sloan Electronics, Inc

                                       By:
                                    ________________________
                                       [NAME AND TITLE]

                          ACCEPTANCE AND ACKNOWLEDGMENT

      I, a resident of the State of ________________, accept the nonqualified stock option described above and in Sloan Electronics, Inc. 1998 Stock Option Plan, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand this Agreement and the Plan, including the provisions of Section 8.

      Dated: ______________________

     Signed: _____________________________________

             ____________________________________
             Taxpayer I.D. Number

      By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of his or her execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

      Dated: ______________________   ____________________________
                                       Spouse's Signature
                                       ____________________________
                                          Printed Name

                               NOTICE OF EXERCISE

[NAME AND ADDRESS OF ISSUER]


Gentlemen:

      I hereby exercise my right to purchase _______ shares of Common Stock (the "Shares") of Sloan Electronics, Inc., a Delaware corporation, pursuant to, and in accordance with, the Sloan Electronics, Inc. 1998 Nonqualified Stock Option Agreement ("Agreement") dated ___________. As provided in that Agreement, I deliver herewith a certified or bank cashier's check in the amount of the aggregate option price (unless alternative payment methods have been approved by the Plan Administrator). Please deliver to me stock certificates representing the subject shares registered as follows:

      Name: ________________________________________

      Address: ______________________________________

               ______________________________________

      Social Security Number: __________________________


      The aggregate exercise price is $ ____________(total number of shares to be purchased $____ per share).

      1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby agrees, represents, and warrants that:

            (a) the undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

            (b) by virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;

            (c) the undersigned is a sophisticated investor;

            (d) the undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration tatement filed under the Act or (ii) an exemption from the registration provisions thereof; and

            (e) the certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

      2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to stockholders generally.

      3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

      4. The undersigned understands that there are certain tax implications to his or her exercise of his or her right to purchase shares of Common Stock under the Agreement. The undersigned further understands that it is his or her obligation to confer with his or her own tax advisor with respect to such tax implications.

                                     Very truly yours,


                                     __________________________________
                                               (signature)


                                     __________________________________
                                        (please type or print name)

                                SLOAN ELECTRONICS, INC.

                   INCENTIVE STOCK OPTION LETTER AGREEMENT

Date:_______________
TO: ________________________

      We are pleased to inform you that you have been selected by the Plan Administrator of the 1998 Stock Option Plan (the "Plan") of Sloan Electronics, Inc., (the "Company") to receive stock options. The Plan was adopted by the Board of Directors and approved by the stockholders of the Company at the Company's 1998 Annual Meeting of Stockholders. When you sign and return to the Company the Acceptance and Acknowledgment attached to this Stock Option Agreement you will be entitled to receive an incentive option for the purchase of _________ shares of the Company's common stock, $0.001 par value ("Common Stock"), at an exercise price of $______ per share (the "exercise price"). A copy of the Plan is attached and the provisions thereof, including, without limitation, those relating to withholding taxes, are incorporated into this Agreement by reference.

      The terms of the option are as set forth in the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized as follows:

      Number of Shares: The option granted to you covers an aggregate of _______ shares of Common Stock.

      Exercise Price: The exercise price per share of Common Stock subject to your option is $______ per share (the "Exercise Price").

      Adjustments. The number of shares of Common Stock subject to your option and the Exercise Price may be subject to adjustment under certain circumstances as described in the Plan.

      Date of Grant: The date of grant of the option is ___________.

      Term. The term of the option is ten years from date of grant, unless sooner terminated.

      Vesting. Your option shall vest in three equal annual installments unless otherwise determined by the Plan Administrator.

      Exercise. The vested portion of the option may be exercised, in whole or in part, but not as to any fractional shares, during the term of the option. You should use a Notice of Exercise of Incentive Stock Option in the form attached to this Agreement when you exercise the option. During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death.

      Payment for Shares. The vested portion of this option may be exercised by the delivery of:

      (a) Cash, personal check (unless at the time of exercise the Plan Administrator determines otherwise), or certified or bank cashier's checks in an amount equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised together with a properly executed Notice of Exercise;

      (b) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise, together with shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined by the Plan Administrator in accordance with the Plan, equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised;

      (c) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised; or

      (d) A properly executed Notice of Exercise together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the aggregate Exercise Price for the number of shares as to which the option is being exercised.

      Upon receipt of written Notice of Exercise and payment and delivery of any other required documentation, the Company shall deliver to the person exercising the option a certificate or certificates for the appropriate number of shares of Common Stock. It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock upon exercise of this option that you pay, or make provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon exercise.
      Termination. Your option will terminate immediately upon termination for cause, as defined in the Plan, or three months after cessation of your relationship with the Company or a related corporation thereof, unless cessation is due to death, retirement, permanent or total disability, in which case the portion of this option which is vested at the time of such termination shall terminate one year after cessation of such relationship. All unvested options will terminate immediately upon the cessation of your relationship with the Company or a related corporation for any reason, including, without limitation, termination for cause, resignation, death, retirement,permanent or total disability.
      Transfer of Option. The option is not transferable except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

      Notice: All notices sent in connection with this option shall be in writing and, if to the Company, shall be delivered personally to the President of the Company or mailed to its principal office, addressed to the attention of the President, and, if to you, shall be delivered personally or mailed to you at the address noted on the attached Acceptance and Acknowledgment. Such addresses may be changed at any time by notice from one party to the other.

      YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 8 OF THE
PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO
FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES
TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN
EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME,
EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE
EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION AND TO RECEIVE SHARES UPON SUCH EXERCISE. IN ADDITION, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING YOUR OPTIONS OR HOLDING
OR SELLING THE SHARES UNDERLYING SUCH OPTIONS.

      It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

      All decisions or interpretations made by the Plan Administrator with regard to any question arising hereunder or under the Plan shall be binding and conclusive on the Company and you.

      This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in the Plan, your executors, administrators, legatees and heirs.

      Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                                 Very truly yours,

                                                 [NAME AND TITLE]


                                            By:
                                          _________________________
                                             [NAME AND TITLE]



                          ACCEPTANCE AND ACKNOWLEDGMENT

      I, a resident of the State of __________, accept the stock option described above granted under the Sloan Electronics, Inc., 1998 Stock Option Plan, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand this Agreement and the Plan, including the provisions of Section 8 thereof.

Dated: _______________________

_____________________________________
____________________________________
Taxpayer I.D. Number                       Signature

      By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of such Optionee's execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

Dated: ____________________
                              _______________________________________
                                          Spouse's Signature
                              _______________________________________
                                            Printed Name

                               NOTICE OF EXERCISE


[NAME AND ADDRESS OF ISSUER]


Gentlemen:

      I hereby exercise my right to purchase _______ shares of Common Stock (the "Shares") of Sloan Electronics, Inc., a Delaware corporation, pursuant to, and in accordance with, the Sloan Electronics, Inc., 1998 Incentive Stock Option Agreement ("Agreement") dated ___________. As provided in that Agreement, I deliver herewith a certified or bank cashier's check in the amount of the aggregate option price (unless alternative payment methods have been approved by the Plan Administrator). Please deliver to me stock certificates representing the subject shares registered as follows:

      Name: _________________________________

      Address: ______________________________

             ________________________________

      Social Security Number: _______________

      The aggregate exercise price is $_____________ (total number of shares to be purchased $________ per share).

      1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby agrees, represents, and warrants that:

            (a) the undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof.

            (b) by virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;

            (c) the undersigned is a sophisticated investor;

            (d) the undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

            (e) the certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

      2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to stockholders generally.

      3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

      4. The undersigned understands that there are certain tax implications to his or her exercise of his or her right to purchase shares of Common Stock under the Agreement. The undersigned further understands that it is his or her obligation to confer with his or her own tax advisor with respect to such tax implications.

                                     Very truly yours,


                             ___________________________________
                                       (signature)


                             ___________________________________
                                 ( please type or print name)